AMENDMENT TO ASSET PURCHASE AGREEMENT

THIS AMENDMENT TO ASSET PURCHASE AGREEMENT, dated as of the 22nd day of August, 2006 (the “Amendment”) by the below executing parties, hereby amends the Asset Purchase Agreement (the “Agreement”) dated as of July 14, 2006, entered into by and among Tactical Air Defense Services, Inc. (“Parent”), Genesis Aviation Acquisition Inc., Resource Financial Aviation Holdings Inc., and OneSource Aviation Acquisition Inc. each a Nevada corporation and wholly owned subsidiary of Parent (each a “Subsidiary”, the Subsidiaries and Parent are each sometimes referred to herein as a “Purchaser”) as Purchasers and AeroGroup Incorporated, a Utah corporation (“AeroGroup”) and its wholly owned subsidiaries, Genesis Acquisition, Inc., Resource Financial Holdings Acquisition, Inc., and OneSource Acquisition, Inc., each a Delaware corporation, as sellers (each individually a “Seller Subsidiary”, the Seller Subsidiaries and AeroGroup each being sometimes referred to herein as a “Seller”). All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

1. This Amendment hereby amends and restates Section 7(g) of the Agreement to be and read as follows:

“ Parent shall have obtained the requisite permits for ownership and operation of  the Purchased Assets as more fully described in Section 4(e). Additionally, Derick  Sinclair, the Company’s existing sole Board member, shall, upon satisfaction of certain  disclosure requirements that are required to be made pursuant to rules of the Exchange  Act, appoint: Daniels to the Company’s Board of Directors and as Secretary and  Treasurer; Lt. General Charles Searock as President; and John Riley Farley as Vice  President (the “Interim Management”). Simultaneously, Mr. Sinclair shall resign from the Board.”

2. This Amendment may be signed in one or more counterparts.

[Signature Pages Follow]

COUNTERPART SIGNATURE PAGE TO AMENDMENT TO ASSET PURCHASE AGREEMENT, DATED AS OF AUGUST 21, 2006

IN WITNESS WHEREOF, the parties hereto, intending to be bound hereby, have caused this Amendment to Asset Purchase Agreement to be executed the day and year first above written.

SELLERS:

AEROGROUP INCORPORATED

By: /s/ Mark T. Daniels
Name: Mark T. Daniels
Title: President

GENESIS ACQUISITION, INC.

By: /s/ Mark T. Daniels
Name: Mark T. Daniels
Title: Title: President

RESOURCE FINANCIAL HOLDINGS ACQUISITION, INC.

By: /s/ Mark T. Daniels
Name: Mark T. Daniels
Title: Title: President

ONESOURCE ACQUISITION, INC.

By: /s/ Mark T. Daniels
Name: Mark T. Daniels
Title: Title: President

COUNTERPART SIGNATURE PAGE TO AMENDMENT TO ASSET PURCHASE AGREEMENT, DATED AS OF AUGUST 21, 2006.

IN WITNESS WHEREOF, the parties hereto, intending to be bound hereby, have caused this Amendment to Asset Purchase Agreement to be executed the day and year first above written.

PURCHASERS:

TACTICAL AIR DEFENSE SERVICES, INC.

By: /s/ Derick Sinclair
Name: Derick Sinclair
Title: Title: President

GENESIS AVIATION ACQUISITION INC.

By: /s/ Derick Sinclair
Name: Derick Sinclair
Title: President

RESOURCE FINANCIAL AVIATION HOLDINGS INC.

By: /s/ Derick Sinclair
Name: Derick Sinclair
Title: President

ONESOURCE AVIATION ACQUISITION INC.

By: /s/ Derick Sinclair
Name: Derick Sinclair
Title: President